EXHIBIT 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Roxanne Oulman, certify that:

1.              I have reviewed this Amendment No. 1 to the annual report of Callidus Software Inc. on Form 10-K; and

2.              Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 22, 2018
/s/ Roxanne Oulman
Roxanne Oulman
Executive Vice President, Chief Financial Officer
(Principal Financial Officer)